SUPPLEMENT DATED MAY 1, 2001
                         TO PROSPECTUS DATED MAY 1, 2001

                      PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

                                 with respect to

                           PruLife Custom Premier(sm)
                   Variable Universal Life Insurance Contracts


     The following replaces the first bullet of text under Possible Additional Charges, page 4:

     o We will deduct a surrender charge if, during the first 10 Contract years (or during the first 10 years of a coverage segment representing an increase in basic insurance amount), the Contract lapses, is surrendered, or the basic insurance amount is decreased (including as a result of a withdrawal or a death benefit type change). The surrender charge is a percentage of the Surrender Target Premium. The percentage varies by issue age. The duration of the surrender charge also varies by issue age. The maximum first year percentage, which applies to issue ages 0-45, is 90% of the Surrender Target Premium and is reduced annually at a constant rate to zero by the end of the 10th year. For issue ages above age 45, the percentages are reduced. The surrender charge period is shorter for Contracts issued to insureds over age 55. See Surrender Charges, page 14.




VUL2SUP Ed. 5/2001